SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2011

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-34401	58-1878070
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 10th Street NE, Suite 525, Atlanta, Georgia		30309-3848
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 604-2757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 3.03. Material Modification to Rights of Security Holders

Item 5.01. Changes in Control of Registrant

On February 7, 2011, pursuant to the terms of an Agreement and Plan of Merger, dated as of August 29, 2010 (the “Merger Agreement”), by and among A.D.A.M., Inc., a Georgia corporation (the “Company”), Ebix, Inc., a Delaware corporation (“Ebix”), and Eden Acquisition Sub, Inc. (“Merger Sub”), a Georgia corporation and direct wholly owned subsidiary of Ebix, Ebix completed its acquisition of the Company via the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the merger and becoming a wholly-owned subsidiary of Ebix (the “Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and its shareholders. The Company shareholders approved the Merger Agreement at a special meeting of the Company shareholders held on February 4, 2011.

At the effective time and as a result of the Merger, each share of common stock, par value $.01 per share, of the Company (other than shares owned by the Company (as treasury stock or otherwise)) were converted into the right to receive 0.3122 shares of common stock, par value $0.10 per share, of Ebix. In addition, immediately prior to the Merger, all outstanding stock options of the Company were cancelled and converted into a right to receive from Ebix an amount in cash, without interest, equal to the excess, if any, of $5.95 above the per share exercise price of such stock option multiplied by the number of shares subject to such stock option, subject to applicable tax withholding.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, the Company notified the NASDAQ Stock Market on February 7, 2011 that the Merger has been completed, and has been advised that trading of Company common stock on the NASDAQ Global Market will be suspended. The Company intends to file a certification on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2011, at the effective time of the Merger, each of Robert S. Cramer, Jr., Mark Adams, Mark Kishel, MD, Daniel S. Howe and Clay Scarborough, who constituted the board of directors of the Company prior to the Merger (the “Prior Directors”), resigned from their directorships of the Company and from all committees of which they were members. The resignation of the Prior Directors did not result from any disagreements with the Company regarding any matter related to the Company’s operations, policies or practices. Immediately following the resignation of the Prior Directors and pursuant to the Merger Agreement, at the effective time of the Merger on February 7, 2011, the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company. In addition, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on February 7, 2011, the Certificate of Incorporation of the Company was amended and restated. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on February 7, 2011, the bylaws of Merger Sub as in effect at the Effective Time became the bylaws of the Company. The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by this reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of the Company was held on February 4, 2011 at 10:00 a.m. Eastern Time at the offices of DLA Piper LLP (US) at One Atlantic Center, 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450 (the “Special Meeting”). As of November 26, 2010, the date of record for determining the Company shareholders entitled to vote on the proposals presented at the Special Meeting, there were 11,082,432 shares of Company common stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of over 61% shares of the Company’s issued and outstanding common stock were represented in person or by proxy, constituting a quorum. The vote results detailed below represent final results as certified by the inspector of elections.

At the Special Meeting, the shareholders of the Company approved the proposal to adopt the Merger Agreement. The adoption of the Merger Agreement required the affirmative vote of a majority of the outstanding shares of Company common stock. The proposals voted on by the Company’s shareholders were as follows:

1.	To adopt and approve the Merger Agreement and approve the Merger and other transactions described therein:

For	Against	Abstain
6,778,564	37,039	1,535

Section 8 — Other Events

Item 8.01.	Other Events

On February 8, 2011, Ebix issued a press release regarding the closing of the Merger.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 29, 2010, by and among A.D.A.M., Inc., Ebix, Inc. and Eden Acquisition Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2010).

3.1	Certificate of Incorporation of A.D.A.M., Inc.

3.2	Bylaws of A.D.A.M., Inc.

99.1	Press release issued by Ebix, Inc. on February 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2011	A.D.A.M., INC.

	By:	/s/ Mark B. Adams
Mark B. Adams
President, Secretary and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of August 29, 2010, by and among A.D.A.M., Inc., Ebix, Inc. and Eden Acquisition Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2010).

3.1	Certificate of Incorporation of A.D.A.M., Inc.

3.2	Bylaws of A.D.A.M., Inc.

99.1	Press release issued by Ebix, Inc. on February 8, 2011.